UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2008

GERMAN AMERICAN BANCORP, INC.
(Exact name of registrant as specified in its charter)

Indiana	0-11244	35-1547518
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

711 Main Street Box 810 Jasper, Indiana	47546
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (812) 482-1314

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

German American Bancorp, Inc. (the "Company") will soon be mailing to its shareholders a Summary Annual Report for 2007. The Summary Annual Report, a copy of which is attached as Exhibit 99 to this Report on Form 8-K, is furnished as part of this Report, and in accordance with the General Instructions to Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

The Summary Annual Report should be read in conjunction with the Company’s annual report on Form 10-K for its fiscal year ended December 31, 2007, which was filed with the Securities and Exchange Commission on March 13, 2008. Public inspection of that document (and the Company’s other SEC filings) is available via the Internet through the Shareholder Information section of the Company’s website, www.germanamericanbancorp.com.

The Summary Annual Report, including the Company’s President’s letter to Shareholders on pages 2 and 3, includes forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, relating to such matters as the Company’s anticipated future financial and stock market performance, its Bloomington, Indiana, market, its credit quality, and its Effectiveness Plan. Readers are cautioned that actual results and performance may differ materially from any of the Company’s present expectations that are expressed or implied by any forward-looking statement due to the inherent uncertainties in predicting the future, and risks affecting the Company and its stock, including those that are described in Item 1, “Business - Forward Looking Statements and Associated Risks” and in Item 1A, “Risk Factors,” in the Annual Report on Form 10-K for 2007. The Summary Annual Report speaks only as of its date, and the Company undertakes no obligation to update it for changes or events after that date.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibits

99
Summary Annual Report for 2007. This exhibit shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GERMAN AMERICAN BANCORP, INC.

By:	/s/ Mark A. Schroeder
Mark A. Schroeder, President and Chief Executive Officer

Dated: March 20, 2008

EXHIBIT INDEX

99
Summary Annual Report for 2007. This exhibit shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.